Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is an officer and a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, his attorney, for him and in his name, place and stead, and in his office and capacity in the Corporation as an officer and a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/Edward E. Whitacre, Jr.
----------------------------------
Edward E. Whitacre, Jr.
Director and Chairman of the Board
and Chief Executive Officer

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is an officer and a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, his attorney, for him and in his name, place and stead, and in his office and capacity in the Corporation as an officer, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ Royce S. Caldwell
--------------------------------
Royce S. Caldwell
President-SBC Operations and
  Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is an officer of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, his attorney, for him and in his name, place and stead, and in his office and capacity in the Corporation as an officer, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ D. E. Kiernan
--------------------------------
D. E. Kiernan
Senior Vice President, Treasurer
and Chief Financial Officer

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ Clarence C. Barksdale
----------------------------------
Clarence C. Barksdale
Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ James E. Barnes
----------------------------------
James E. Barnes
Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ August A. Busch III
----------------------------------
August A. Busch III
Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ Ruben R. Cardenas
----------------------------------
Ruben R. Cardenas
Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ William P. Clark
----------------------------------
William P. Clark
Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ Martin K. Eby, Jr.
----------------------------------
Martin K. Eby, Jr.
Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ Herman E. Gallegos
----------------------------------
Herman E. Gallegos
Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ Jess T. Hay
----------------------------------
Jess T. Hay
Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ Bobby R. Inman
----------------------------------
Bobby R. Inman
Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ Charles F. Knight
----------------------------------
Charles F. Knight
Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ Mary S. Metz
----------------------------------
Mary S. Metz
Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ Haskell M. Monroe, Jr.
----------------------------------
Haskell M. Monroe, Jr.
Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ Toni Rembe
----------------------------------
Toni Rembe
Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ S. Donley Ritchey
----------------------------------
S. Donley Ritchey
Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ Richard M. Rosenberg
----------------------------------
Richard M. Rosenberg
Director

                                                                      Exhibit 24




                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 30th day of January 1998.




/s/ Patricia P. Upton
----------------------------------
Patricia P. Upton
Director